  Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of PASW, Inc. (the "Company") hereby certifies that:

         (i)      the accompanying Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) Section 15(d), as applicable, of the Securities Exchange Act of 1934 as amended; and

(ii)

information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2006

/s/ William E Sliney

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William E. Sliney

President and Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PASW, Inc. and will be retained by PASW, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.